                               THE SHELBY FUND

                      Supplement dated November 30, 1995
                      to Prospectus dated July 31, 1995



        The following information is added to the Prospectus immediately following the section titled "MANAGEMENT OF THE GROUP - Investment Adviser and Sub-Investment Adviser:"

        Set forth below are certain performance data relating to those common trust funds and collective investment funds of Shelby County Trust Bank (the "Commingled Funds") which were managed with full investment authority by principals of the Sub-Adviser prior to the establishment of the Fund on June 27, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. The investment performance data presented for the Commingled Funds for the years 1981 to July 1989 are based upon the performance generated by Darrell Wells, who had full authority to make investment decisions for the Commingled Funds during that period. For the period July 1989 to June 27, 1994, B. Anthony Weber was responsible for the day-to-day management of the Commingled Funds, subject to review and supervision by Mr. Wells. Upon the establishment of the Fund on June 27, 1994, Mr. Wells and Mr. Weber became the co-managers of the Fund.

        The quoted performance data includes the performance of the Commingled Funds for periods before the Fund became an investment company registered with the Securities and Exchange Commission. During this time the Commingled Funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the Act. If the Commingled Funds has been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.



         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

COMPOSITE PERFORMANCE(1) SHOWING AVERAGE ANNUAL TOTAL RETURNS(2) FOR VARIOUS PERIODS ENDED SEPTEMBER 30, 1995

One Year.............................   44.98%
Three Years..........................   22.34%
Five Years...........................   26.06%
Ten Years............................   19.52%

COMPOSITE PERFORMANCE SHOWING ANNUAL TOTAL RETURNS(3) FROM OCTOBER 1, 1981 THROUGH SEPTEMBER 30, 1995

Year Ended September 30, 1995...........................         44.98%
Year Ended September 30, 1994...........................         -2.56%
Year Ended September 30, 1993...........................         36.12%
Year Ended September 30, 1992...........................         19.95%
Year Ended September 30, 1991...........................         38.00%
Year Ended September 30, 1990...........................         -5.96%
Year Ended September 30, 1989...........................         39.02%
Year Ended September 30, 1988...........................         -8.48%
Year Ended September 30, 1987...........................         20.45%
Year Ended September 30, 1986...........................         29.70%
Year Ended September 30, 1985...........................         -5.57%
Year Ended September 30, 1984...........................        -10.75%
Year Ended September 30, 1983...........................         43.25%
Year Ended September 30, 1982...........................         17.64%

------------------

        (1) The Commingled Funds consisted of (i) Common Trust Fund I, which commenced operations on January 1, 1981; (ii) The Shelby Fund, which commenced operations on May 3, 1991; and (iii) Common Trust Fund III which commenced operations on October 1, 1992.

        (2) The above information for the periods prior to inception of the Fund (June 27, 1994) is the average annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account expenses of 1.48% of average daily net assets, which was the expected expense ratio of the Shelby Fund at the time of the inception. The average annual total returns for the periods subsequent to the inception of the Fund also assume reinvestment of all net investment income and realized capital gains and take into account actual expenses of the Fund.

        (3) The above information for the periods prior to inception of the Fund (June 27, 1994) is the annual total return for the periods indicated, assuming reinvestment of all net investment income and taking into account expenses of 1.48% of average daily net assets, which was the expected expense ratio of the Shelby Fund at the time of inception. The annual total returns for the periods subsequent to the inception of the Fund also assume reinvest of all net investment income and realized capital gains and take into account actual expenses of the Fund.

                                THE SHELBY FUND

1900 East Dublin-Granville Road     For current yield, purchase, and redemption
Columbus, Ohio 43229                information, call 800-774-3529

     The Coventry Group (the "Group") is an open-end management investment company that consists of several separate investment portfolios. This Prospectus relates only to The Shelby Fund (the "Fund"). The Fund is a diversified investment portfolio of the Group.

     The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities. There can be no assurance that the Fund will be successful in achieving its investment objective.

     Shelby County Trust Bank, Shelbyville, Kentucky (the "Adviser") acts as the investment adviser to the Fund. SMC Capital, Inc., Louisville, Kentucky (the "Sub-Adviser") acts as sub-investment adviser to the Fund.

     The Winsbury Company, Columbus, Ohio (the "Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of The Winsbury Company, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain accounting services for the Fund.

     A Statement of Additional Information bearing the same date as this Prospectus, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. It is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR
    HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                     --------------------------------------

                  THE DATE OF THIS PROSPECTUS IS JULY 31, 1995

                               PROSPECTUS SUMMARY

The Fund...........................    The Shelby Fund (the "Fund"), a diversified investment
                                       portfolio of The Coventry Group, an open-end,
                                       management investment company organized as a
                                       Massachusetts business trust (the "Group").

Shares Offered.....................    Shares of beneficial interest ("Shares") of the Fund.

Offering Price.....................    The public offering price of the Fund is equal to the
                                       net asset value per Share.

Minimum Purchase...................    The minimum initial investment is $25,000. The minimum
                                       amount for subsequent investments is $500.

Investment Objective...............    The Fund seeks capital appreciation.

Investment Policy..................    Under normal market conditions, the Fund will invest
                                       primarily in a diversified portfolio of equity
                                       securities.

Investment Adviser and
Sub-Investment Adviser.............    Shelby County Trust Bank serves as the investment
                                       adviser (the "Adviser") and SMC Capital Inc. (the
                                       "Sub-Adviser") serves as the sub-investment adviser
                                       to the Fund.

Dividends and Capital Gains........    Dividends from net income are declared quarterly and
                                       paid quarterly. Net realized capital gains are
                                       distributed at least annually.

Distributor........................    The Winsbury Company, Columbus, Ohio (the
                                       "Distributor").

                                   FEE TABLE

Shareholder Transaction Expenses(1)...............................................   None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees..............................................................   1.00%
     Other Expenses (After Fee Waiver)(2).........................................    .41%
     Total Fund Operating Expenses (After Fee Waiver)(3)..........................   1.41%

---------

(1) A wire redemption charge (currently $10) is deducted from the amount of a wire redemption payment made at the request of a shareholder.
(2) During the period, the Administrator voluntarily waived a portion of its administration fee. Absent the waiver of these fees, "Other Expenses" as a percentage of average daily net assets would have been .46%.
(3) If the Administrator had not voluntarily agreed to the waiver of a portion of its administration fee, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.46%.

EXAMPLE

                                                                               1 YEAR    3 YEARS
                                                                               ------    --------
You would pay the following expenses on a $1,000 investment, assuming (i) a
  5% annual return, and (ii) redemption at the end of each time period......    $ 14       $ 45

     The purpose of the above table is to assist a potential investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

   THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain financial information for the Fund for the period July 1, 1994 (commencement of operations) to March 31, 1995. These financial highlights have been derived from financial statements audited by Arthur Andersen LLP, independent certified public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information.

                                                                                 JULY 1, 1994
                                                                             TO MARCH 31, 1995(a)
                                                                             --------------------
Net Asset Value, Beginning of Period......................................           $10.00
  INVESTMENT ACTIVITIES
  Net investment income...................................................             0.06
  Net realized and unrealized gains on investments........................             1.04
                                                                                     ------
       Total from Investment Activities...................................             1.10
                                                                                     ------
  DISTRIBUTIONS
  Net investment income...................................................            (0.06)
  Net realized capital gains..............................................            (0.05)
                                                                                     ------
       Total Distributions................................................             (.11)
                                                                                     ------
NET ASSET VALUE, END OF PERIOD............................................           $10.99
                                                                                     ======

TOTAL RETURN..............................................................            11.04%(b)
RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000).........................................         $ 64,157
Ratio of expenses to average net assets...................................             1.41%(c)
Ratio of net investment income to average net assets......................             0.74%(c)
Ratio of expenses to average net assets*..................................             1.46%(c)
Ratio of net investment income to average net assets*.....................             0.69%(c)
Portfolio turnover........................................................              102%

---------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation. The Fund will invest primarily in a diversified portfolio of equity securities of companies that the Adviser and the Sub-Adviser have identified as having accelerating cash flows. Such accelerating cash flows will typically be generated by expanding unit volume growth, new product development and expanding margins. These companies will consist of entities with various sized market capitalizations with the primary focus on small ($1 billion and under in market capitalization) to mid-size ($1 to 3 billion in market capitalization) companies. By focusing on companies whose cash flows are accelerating, the stocks selected typically experience increased earnings expectations from the investment community. There can be no assurance that the Fund will achieve its investment objective.

  Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Fund's assets may be invested in corporate debt securities, U.S. Government securities, repurchase agreements and money market instruments rated within the two highest rating categories of one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are deemed by the Adviser to be of comparable quality. The Fund may also engage in certain options transactions described below and invest in securities of other investment companies.

  The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (i) the policy is expressly deemed to be a fundamental policy of the Fund or (ii) the policy is expressly deemed to be changeable only by such majority vote.

  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stock, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  CORPORATE DEBT SECURITIES. The Fund may invest in certain debt securities consisting of bonds, notes and debentures of various U.S. corporate issuers. Because the market value of debt securities can be expected to vary inversely to changes in prevailing interest rates, investing in such debt securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund will invest in those debt securities that are, at the time of purchase, rated investment grade by one or more NRSROs, or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated investment grade. Securities rated in the fourth highest rating category may have speculative characteristics even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

In the event a security was rated, at the time of purchase, in the top four rating categories of one or more of the specified rating agencies, and such security either ceases to be rated or has its rating reduced below such levels, the Adviser may, but is not required to, sell or exchange such security within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions and interest rates. For a description of securities rated within the fourth highest rating category of NRSROs, see "INVESTMENT OBJECTIVE AND POLICIES" in the Statement of Additional Information.

  U.S. GOVERNMENT SECURITIES. The types of U.S. Government obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury consisting of Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. The guarantee that is provided by the U.S. Government, its agencies and instrumentalities extends only to the payment of principal and interest by the issuer of the underlying security. It does not extend to the market value of such security, nor does it extend to the value of the Fund's shares.

  FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets directly in the debt and equity securities of foreign issuers. In addition, the Fund may also indirectly invest in foreign securities through the purchase of sponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of the risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Special Considerations."

OTHER INVESTMENT TECHNIQUES

  REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at an amount equal to the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government securities, consistent with its investment restrictions, having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. A reverse repurchase agreement is considered to be a borrowing by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  SHORT SALES. The Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale (i.e., a sale made in anticipation of the drop in value of a particular stock) in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short. In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

  LENDING OF PORTFOLIO SECURITIES. From time to time, in order to generate additional income, the Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time.

  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, the Fund will receive 102% of the collateral on loaned securities in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Fund does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.

  WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase debt securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective, policies and restrictions, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby may involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  The Fund's commitment to purchase when-issued securities will not exceed 25% of its total assets absent unusual market conditions.

  RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in restricted securities excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are securities subject to legal or contractual restrictions on their resale. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable.

  OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies. As a result of the Fund investing in other investment companies, shareholders of the Fund will indirectly bear a proportionate share of the expenses of these underlying funds during the period while the Fund is invested in these funds. For further information about investments in other investment companies, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Securities of Other Investment Companies" in the Statement of Additional Information.

  TEMPORARY INVESTMENTS. The Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. The Fund may invest, without limit, in any combination of the U.S. Government securities, money market instruments and repurchase agreements referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is in the best interests of the Fund based upon current market conditions.

  OPTIONS. The Fund may purchase put and call options in an amount not exceeding 5% of its total assets. Such options may or may not be listed on a domestic or foreign securities exchange, and may or may not be issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails the risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which the Fund holds or intends to purchase.

  The Fund may also write covered call options. A covered call option is an option to acquire a security that the Fund owns or has the right to acquire during the option period. Such options may or may not be listed on a national securities exchange and may or may not be issued by the Options Clearing Corporation. The aggregate value of the securities subject to covered call options written by the Fund will not exceed 25% of its total assets. In order to close out an option position, the Fund may enter into a "closing purchase transaction"--the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Fund previously wrote. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price but retains the risk of loss should the price of the security decline. The use of covered call options will not be a primary investment technique of the Fund.

  The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which fulfills the obligations of its members which fail to perform them in connection with the purchase or sale of options. For further information about options trading, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Options Trading" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  The principal risk factor associated with an investment in the Fund is the fluctuation in the principal value of equity securities. To the extent that the Fund may invest in foreign securities, it will be subject to the special risks that are generally associated with such investments.

  Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and custodian and brokerage costs that may be higher. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. To the extent that the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fund will not hold foreign currency as a result of such investments. For additional information regarding these risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Foreign Investments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

  For the fiscal year ended March 31, 1995, the annual portfolio turnover rate for the Fund was 102%. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                            INVESTMENT RESTRICTIONS

  The Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). Among the more significant restrictions, the Fund will not:

    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

    2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

    4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of the Fund is determined and its Shares are priced as of 4:00 p.m. (Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments such that the Fund's net asset value per share might be materially affected. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.

  The net asset value per Share will fluctuate as the value of the investment portfolio of the Fund changes. The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by The Winsbury Company, the Group's distributor. The principal office of the Distributor is 1900 East Dublin-Granville Road, Columbus, Ohio 43229. If you wish to purchase Shares, telephone the Fund at (800) 774-3529.

PURCHASES OF SHARES

  Shares of the Fund may be purchased at net asset value without a sales charge. The minimum investment amount is $25,000 for the initial purchase of Shares and $500 for subsequent purchases. Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Shelby County Trust Bank, its related companies or their correspondents ("Banks"). Shares of the Fund sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. Every Shareholder will receive a confirmation of each new transaction in such Shareholder's account, which will also show the total number of Shares of the Fund owned by the Shareholder. Sending confirmations for purchases and redemptions of Shares held by a Bank on behalf of its Customer will be the responsibility of the Bank.

  Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in the Fund. Information concerning these services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information so received from a Bank.

  Shares of the Fund are purchased at the net asset value per Share next determined after receipt by the Distributor of a purchase order in proper form. An order to purchase Shares will be deemed to have been received by the Distributor in proper form only when Federal funds with respect thereto are available to the Fund's custodian for investment.

  If a purchase order for Shares is received in proper form by the Valuation Time on the day the purchase order is received, the order will be effected that day. Purchase orders will be accepted only on Business Days. See "VALUATION OF SHARES."

  OTHER PURCHASE INFORMATION. Purchases of the Fund's Shares will be made in full and fractional Shares.

  The Fund reserves the right, in its sole discretion, to suspend the offering of Shares, reject any proposed new account or reject any purchase order (including purchases made with foreign and third party drafts or checks) when, in the judgement of its management, such suspension or rejection is in the best interests of the Fund; to waive any minimum initial and subsequent investment requirements for certain investors; and to redeem Shares if information provided in the application proves to be incorrect in any material manner.

REDEMPTION OF SHARES

  The Fund will redeem its Shares at the net asset value next determined following receipt of a redemption request in proper form. Redemptions may be made by written request, by calling the Fund at (800) 774-3529, by telegraph, or by other wire communication. Shares redeemed may be worth more or less than the purchase price of the Shares, depending on the market value of the investment securities held by the Fund at the time of redemption. The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the Federal securities laws.

  At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 15 days or more. The Fund reserves the right to pay any portion of redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

  A written request for redemption must be received by the Fund in order to honor the request. The Fund's address is: 1900 East Dublin-Granville Road, Columbus, Ohio 43229. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (i) it has reason to believe that the signature is not genuine, (ii) it has reason to believe that the transaction would otherwise be improper, or (iii) the guarantor insti-tution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (i) the redemption check is payable to the Shareholder(s) of record and (ii) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account application. Such wire redemption requests may be made by the Shareholder by telephone to the Fund. There is no charge for having redemption requests mailed to a designated bank account.

  Shares may be redeemed by telephone if the Shareholder selected that option on the account application. The Shareholder may have the proceeds mailed to his or her address or mailed, wired or electronically transferred to a commercial bank account previously designated on the account application. Under most circumstances, wire payments will be transmitted on the next Business Day and electronic transfer will be on the Second Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Fund at (800) 774-3529. The then-current wire redemption charge, presently $10.00, will be deducted from the proceeds of a wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above.

  Neither the Distributor, the Transfer Agent, the Fund nor the Adviser or Sub-Adviser will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions believed to be genuine. The Fund will employ procedures reasonably designed to provide assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone conversations, sending confirmations to Shareholder within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The Fund generally intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and will generally pay such dividends quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all ordinary income and capital gain dividends in additional full and fractional Shares of the Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash. Such election must be made on the account application, and any change in such election must be made in writing to the Transfer Agent at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes.

FEDERAL TAXES

  The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable State or local law.

  The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares. Dividends are taxable to Shareholders in the same manner whether received in cash or reinvested in additional Fund Shares.

  Prior to purchasing Shares, the impact of ordinary income or capital gain dividends which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Ordinary income and capital gains dividends paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends may be, as an economic matter, a return of capital. A Shareholder should consult his or her adviser for special advice.

  Each year, the Fund will notify Shareholders of the tax status of dividends and distributions.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

  The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

  Fund distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of Winsbury or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. Winsbury receives fees from the Fund for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Shelby County Trust Bank, Shelbyville, Kentucky 40066, (the "Adviser"), is the investment adviser for the Fund. Shelby County Trust Bank was organized in 1881, is a full service bank and trust company and is a wholly-owned subsidiary of Commonwealth Bancshares Inc. of Shelbyville, Kentucky.

  SMC Capital, Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. SMC Capital, Inc. is a registered investment adviser established in 1993.

  The following individuals serve as managers for the Fund:

    DARRELL R. WELLS, Chairman and Chief Executive Officer of SMC Capital, Inc., Harvard University, A.B. (1965); SMC Capital, Inc. (1993-present); Security Management (1972-present)

    B. ANTHONY WEBER, President of SMC Capital, Inc., Centre College, B.A.
  (1981), SMC Capital Inc. (1993-present); Shelby County Trust Bank (1989-1993); Fred Alger Management (1983-1989); First Kentucky Trust Company (1981-1983)

  Subject to the general supervision of the Group's Board of Trustees and in accordance with the Fund's investment objective, policies and restrictions, the advisers manage the investments of the Fund, make decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintain the Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Fund, the Adviser receives a fee from the Fund computed daily and paid monthly, at the annual rate of up to one percent (1.00%) of the Fund's average daily net assets. The Adviser in turn pays the Sub-Adviser a fee equal to .40% of the Fund's first $30 million in net assets, .50% of the next $10 million of the Fund's net assets, and .60% of the Fund's net assets in excess of $40 million. The advisory fees paid by the Fund exceed those paid by most other investment companies.

ADMINISTRATOR AND DISTRIBUTOR

  Winsbury is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee from the Fund computed daily and paid periodically, calculated at an annual rate of up to 0.20% of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield and total return of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under the Group's Distribution Agreement for providing these services to the Fund.

EXPENSES AND PORTFOLIO TRANSACTIONS

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

  The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration is to be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers whom the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out it obligations to the Fund.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc., 1900 East Dublin-Granville Road, Columbus, Ohio 43229, serves as the Fund's transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

  While BISYS Fund Services Ohio, Inc. is a distinct legal entity from The Winsbury Company (the Fund's Administrator and Distributor), it is considered to be an affiliated person of The Winsbury Company under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by substantially the same persons that directly or indirectly own Winsbury.

CUSTODIAN

  Fifth Third Bank, Cincinnati, Ohio (the "Custodian") serves as custodian for the Fund. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from the Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the advisory services for the Fund contemplated by the investment advisory agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Fund. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement.

  Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Annual or special meetings of shareholders are not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such meetings are not required, the Group may elect not to have an annual or special meeting. The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

  From time to time, the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the ending redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per Share (as calculated on a yield to maturity basis) earned during a recent 30-day period by the Fund's per Share maximum offering price on the last day of the period and annualizing the result.

  In addition, from time to time, the Fund may present its distribution rates in supplemental sales literature that is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per Share made by the Fund over a twelve-month period by the maximum offering price per Share on the last day of the period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because, among other things, it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. To the extent the Adviser or Winsbury voluntarily waives all or part of their respective fees with respect to the Fund, the yield and total return of the Fund will be higher than they would be in the absence of such voluntary fee waivers.

  Additional information regarding the investment performance of the Fund is contained in the annual report of the Fund which may be obtained without charge by writing or calling the Fund.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and audited annual reports describing the investment operations of the Fund.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Fund may be directed in writing to the Fund at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, or by calling toll free (800) 774-3529.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Road
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
The Winsbury Company
1900 East Dublin-Granville Road
Columbus, Ohio 43229

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202

TABLE OF CONTENTS

                                         PAGE
                                         ----
Prospectus Summary....................     2
Fee Table.............................     3
Financial Highlights..................     4
Investment Objective and Policies.....     5
Investment Restrictions...............     9
Valuation of Shares...................    10
How to Purchase and Redeem Shares.....    10
Dividends and Taxes...................    12
Management of the Group...............    14
General Information...................    16

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                                [SHELBY LOGO]



                           SHELBY COUNTY TRUST BANK
                              INVESTMENT ADVISER

                              SMC CAPITAL, INC.
                            SUB-INVESTMENT ADVISER
                           THE WINSBURY COMPANY(R)

                        PROSPECTUS DATED JULY 31, 1995